Exhibit 10.3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

REVENUE AND NEGOTIATION RIGHTS AGREEMENT

This Revenue and Negotiation Rights Agreement (the “Agreement”), dated as of December 31, 2010 (the “Effective Date”), is entered into by and between moksha8 Pharmaceuticals, Inc. (“Moksha8”), a Delaware corporation with a mailing address of 1550 Liberty Ridge Drive, Suite 300, Wayne, PA 19087, and fourteen22, Inc. (“Fourteen22”), a Cayman Islands company with registered office at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Moksha8 and Fourteen22 shall be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Fourteen22 has been formed as a wholly owned subsidiary of Moksha8 Inc., a Delaware corporation and the sole shareholder of Moksha8, and holds legal title to all assets of the biosimilars business formerly owned by Moksha8, including the rights to specific biosimilar Products (defined below), and it is currently contemplated that following the execution of this Agreement, Moksha8, Fourteen22 and certain third-party investors are entering into that certain Series A Preferred Stock and Warrant Purchase Agreement (the “Stock Purchase Agreement”) and related documents (collectively, with the Stock Purchase Agreement, the “Financing Documents”) with respect to the financing of Fourteen22; and

WHEREAS, in full payment of Fourteen22’s obligations under that certain Promissory Note dated as of May 14, 2009 (including all principal and accrued and unpaid interest thereon), issued by Fourteen22 to Moksha8 in the amount of $[***] (“Note”), and as consideration for the cancellation of the Note, Fourteen22 is willing to provide to Moksha8 and Moksha8 desires to receive, a revenue stream on the Net Sales of Products (as defined below) and certain rights of negotiation with respect to the Products in the M8 Territory (defined below), all as and to the extent set out below;

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN RULES OF CONSTRUCTION

Section 1.1 Defined Terms.

As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“013 Product” means any drug product for use in humans which is a Biosimilar to Humira (adalimumab) and that is manufactured using cell lines derived from those certain cell clones originally provided by M8 to Fourteen22 for such Product.

“014 Product” means any drug product for use in humans which is a Biosimilar to Rituxan (rituximab) and that is manufactured using cell lines derived from those certain cell clones originally provided by M8 to Fourteen22 for such Product.

“015 Product” means any drug product for use in humans which is a Biosimilar to Remicade (infliximab) and that is manufactured using cell lines derived from those certain cell clones identified as the ‘015 Master Cell Bank / Working Cell Bank (MCB/WCB) originally provided by Moksha8 to Fourteen22 for such Product.

“AAA” shall have the meaning set forth in Section 9.11.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under common control with such Person. A Person shall be deemed to “control” another Person if such Person (i) possesses, directly or indirectly, the power to vote 50% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such other Person or, (ii) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the above, the term “Affiliate” with respect to Moksha8 [***], Fourteen22 or [***] or Fourteen22, Inc., or [***].

“Applicable Law” shall mean, with respect to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits or certificates of any Governmental Authority applicable to such Person or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts, arbitrators or Governmental Authorities in proceedings or actions in which such Person is a party or by which any of its assets or properties are bound.

“Biosimilar” means with respect to a given Product, any pharmaceutical biologic product that (a) is [***], such that [***], and (b) has [***].

“Catalent Agreement” means that certain GPEX Cell Line Sale Agreement entered by and between Catalent pharma Solutions LLC and Moksha8 pharmaceuticals, Inc. as of January 1, 2009, that was assigned by Moksha8 Pharmaceuticals, Inc. to Fourteen22, Inc. pursuant to that certain Asset Transfer Agreement entered by such entities as of May 14, 2010.

“Change of Control” shall mean, with respect to a Party, the occurrence of any of the following events: (i) any corporation or other person or entity is or becomes the “beneficial owner” (as such term is used in Sections 12(d) and 13(d) of the Securities Exchange Act of 1934, as amended, except that a corporation or other entity shall be deemed to have “beneficial ownership” of all shares that any such corporation or other entity has the right to acquire, whether such right may be exercised immediately or only after the passage of time), of a majority of the total voting power represented by all classes of capital stock then outstanding of such Party normally entitled to vote in elections of directors of the Party; (ii) such Party consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into such Party in any merger, reorganization, consolidation or business combination involving such Party that results in the holders of beneficial ownership of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, consolidation or business combination ceasing to hold beneficial ownership of at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization, consolidation or business combination; and (iii) such Party conveys, transfers or leases all or substantially all of its assets to any corporation or other entity other than a wholly-owned subsidiary of such Party in one or more related transactions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Confidential Information” shall have the meaning set forth in Section 7.1.

“Cure Period” shall have the meaning set forth in Section 8.2.

“Effective Date” shall have the meaning set forth in the Preamble.

“First Commercial Sale” shall mean with regard to a particular Product, the first commercial sale by Fourteen22 or its Affiliate or a licensee of Fourteen22 of such Product in a country in the Territory for use, consumption or resale to any Third Party customer [***] with respect to the [***] of such Product have [***], including without limitation, [***].

“Force Majeure” shall have the meaning set forth in Section 9.15.

“Fourteen22” shall have the meaning set forth in the Preamble.

“Fourteen22 Indemnified Parties” shall have the meaning set forth in Section 6.1.

“Governmental Authority” shall mean any federal, state or local government, and any legislative, judicial or executive body thereof, governmental regulator or administrative authority (or subdivision thereof) and any agency, authority, instrumentality, regulatory body or commission (including antitrust authorities) or any court, tribunal or judicial or arbitral body that has jurisdiction over a Party’s business or its assets.

“Indemnification Claim Notice” shall have the meaning set forth in Section 6.3(a).

“Indemnified Party” shall have the meaning set forth in Section 6.3(a).

“Indemnifying Party” shall have the meaning set forth in Section 6.3(a).

“Innovator Product” means the following:

(a) As to the ‘013 Product, Humira (adalimumab)

(b) As to the ‘014 Product, Rituxan (rituximab)

(c) As to the ‘015 Product, Remicade (infliximab)

“Licensing Revenue” means with respect to a given Product, any royalties, profit-share or other recurring cash payments, including upfront and milestone payments, received by Fourteen22 or its Affiliates from a Third Party licensee or distributor of such Product in exchange for the right to commercialize, promote or sell such Product by such Third Party (a “Third Party Partner”), less, in each case, any amounts due by Fourteen22 to one or more Third Parties for license or other rights necessary to manufacture or commercialize such Product in the relevant country and/or field (to the extent not reimbursed or paid directly by, such Third Party Partner), including without limitation, payments due from Fourteen22 to Catalent Pharma

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Solutions LLC under the Catalent Agreement with regard to the sale of such Product by such Third Party Partner. In addition, Licensing Revenues shall not include any amount received by Fourteen22 or its Affiliates from any Third Party Partner for (a) the conduct or performance of any activities conducted after the Effective Date relating to the research and/or development of any Product or any product other than a Product, or (b) the sale of any product other than a Product, or (c) any option, license or other grant of rights of any intellectual property related to any product other than a Product, (d) the sale of any units of Product or bulk drug substance by Fourteen22 or its Affiliates to a Third Party Partner, or (e) for the purchase of any equity securities of Fourteen22 or its Affiliates or for the issuance of debt by any such entity.

“Losses” shall have the meaning set forth in Section 6.1.

“Moksha8” shall have the meaning set forth in the Preamble.

“Moksha8 Indemnified Parties” shall have the meaning set forth in Section 6.2.

“Net Sales” means, with respect to any Product, the gross amount [***] by Fourteen22, or any Fourteen22 Affiliate (the “Selling Party”) for sales of such Product in the Territory to a Third Party, less deductions for the following, to the extent included in [***] or otherwise actually allowed or incurred with respect to such sales:

(i) transportation charges, and other charges, such as insurance, incurred for delivery of such Product,

(ii) sales and excise taxes or customs duties incurred by the Selling Party and any other governmental charges imposed upon the sale of such Product and incurred by the Selling Party,

(iii) rebates or allowances actually granted or allowed, including government and managed care rebates,

(iv) discounts (including quantity discounts and cash discounts), cash and non-cash coupons, retroactive price reductions, chargeback payments, bad debt, and rebates actually taken, granted, allowed or incurred [***] in connection with the sale of such Product, including discounts or rebates to governmental agencies or instrumentalities or to Managed Care Organizations,

(v) allowances or credits actually granted or given [***], on account of claims, damaged goods, rejection, recalls or withdrawals, or outdating return of such Product, and

(vi) any payments due to Third Parties for license or other rights necessary to manufacture or commercialize such Product, including without limitation, payments due from Fourteen22 to Catalent Pharma Solutions LLC under the Catalent Agreement.

If the Selling Party makes any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

reconciled with the next report and payment of any revenue due. Sales between Fourteen22 and its Affiliates shall be disregarded for purposes of calculating Net Sales except if such purchaser is an end user. For clarity, sales by Fourteen22 or its Affiliates to a Third Party distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer shall be considered sales to a Third Party.

With respect to any sale of any Product in a given country by Fourteen22 for any substantial consideration other than monetary consideration on arm’s length terms (which has the effect of reducing the invoiced amount below what it would have been in the absence of such non-monetary consideration), for purposes of calculating the Net Sales under this Agreement, such Product shall be deemed to be sold [***] during the [***]; provided that, notwithstanding the foregoing, Net Sales shall not include amounts (whether actually existing or deemed to exist for purposes of calculation) for Products (x) distributed for use in clinical trials, or (y) provided pursuant to an early access, compassionate use, indigent access or patient assistance program (except to the extent of any amounts actually received from Third Parties on account of same).

In the case of discounts on “bundles” of products including but not limited to Products, Fourteen22 and any other Selling Party may discount the bona fide list price of a Product [***] calculated as follows:

[***]

where A equals the [***] of a [***], and B equals the [***] of the [***]. Fourteen22 shall retain documentation, establishing such [***]. If Fourteen22 cannot so establish the [***], Net Sales shall be based on the [***] of the [***]. If a Product in a “bundle” is [***], then the [***] and Net Sales with respect thereto shall be [***].

If Fourteen22 or any Affiliate sells any Product as part of a combination product containing one or more pharmaceutically active ingredients or a delivery device in addition to the Product (whether combined in a single formulation and/or package, as applicable, or formulated and/or packaged separately, (such product, a “Combination Product”), Net Sales of such Combination Product will be calculated by [***] of such [***] is the [***] of the [***], and [***] of the [***] or the [***] in the Combination Product, [***].

If, on a country-by-country basis, such other pharmaceutically active ingredient or ingredients or delivery device in the Combination Product are not sold separately in such country, but the Product is sold separately in such country, Net Sales for the purpose of determining amounts owed under Section 2.1 on the Combination Product shall be calculated by [***] of such [***] is the [***] of the [***], and [***] of the Combination Product. If, on a country-by-country basis, such Product is not sold separately in such country, Net Sales for the purposes of determining amounts owed under Section 2.1 on the Combination Product shall be [***] is the [***] of the [***] is the [***] of the [***] of the [***] in such combination Product, as such [***] are determined [***].

Net Sales shall be determined in accordance with those generally accepted accounting principles (in accordance with GAAP, or as applicable, IFRS) consistently employed by Fourteen22 or its Affiliates, as the case may be, with respect to external reporting.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“M8 Territory” shall mean the countries of Latin America listed on Exhibit A [***] that the [***] pursuant to Section [***].

“Parties” shall have the meaning set forth in the Preamble.

“Person” shall mean and include natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Product(s)” means any or all of the 013 Product, the 014 Product and the 015 Product.

“Product Transaction” means, with respect to a particular Product, a transaction involving the grant by Fourteen22 or its Affiliate of a license to Moksha8 or a Third Party to market, distribute, sell, promote or otherwise commercialize such Product in one or more countries of the Territory.

“Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation, exportation and sale of a Product for one or more indications and in a country or regulatory jurisdiction, which may include, without limitation, satisfaction of all applicable regulatory and notification requirements, as well as any pricing and reimbursement approvals.

“Term” shall have the meaning set forth in Section 8.1.

“Territory” shall mean all of the countries of the world, excluding those countries of the M8 Territory in which M8 obtains a license to sell or otherwise commercialize pursuant to the exercise of its rights of first negotiation under Section 3.1.

“Third Party” shall mean any Person other than Fourteen22 and its Affiliates, or Moksha8 and its Affiliates.

“Third Party Claim” shall have the meaning set forth in Section 6.1.

Section 1.2 Rules of Construction.

(a) Any term defined herein in the singular form shall have a comparable meaning when used in the plural form, and vice versa.

(b) When used herein, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to the Preamble, Recitals, Articles, Sections, Schedules or Appendices shall refer respectively to the Preamble, Recitals, Articles, Sections, Schedules or Appendices of this Agreement, unless otherwise expressly provided.

(c) When used herein, the terms “include,” “includes,” and “including” are not limiting.

(d) Unless the context requires otherwise, derivative forms of any term defined herein shall have a comparable meaning to that of such term.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Upfront and Milestone Payments” has the meaning set forth in Section 2.4.

ARTICLE II

REVENUE SHARING PAYMENTS

Section 2.1 Revenue Payable to Moksha8 on Net Sales by Fourteen22 or its Affiliates. Subject to the terms and conditions of this Agreement, including without limitation, Section 2.3, Fourteen22 shall pay to Moksha8 sales-based payments based on a percentage of the Net Sales of the applicable Product in the Territory made by Fourteen22 or its Affiliates, as set forth below.

(a) Payment for 013 Products. Commencing on the date of First Commercial Sale of the 013 Product in the Territory, Fourteen22 shall make payments to Moksha8 on the Net Sales of the 013 Product in the Territory by Fourteen22 or its Affiliates, as follows:

[***]	Revenue Percentage
[***]	[***	]%
[***]	[***	]%

(b) Payment for 014 Products. Commencing on the date of First Commercial Sale of the 014 Product in the Territory, Fourteen22 shall make payments to Moksha8 on the Net Sales of the 014 Product in the Territory by Fourteen22 or its Affiliates, as follows:

[***]	Revenue Percentage
[***]	[***	]%
[***]	[***	]%

(c) Payment for 015 Products. Commencing on the date of First Commercial Sale of the 015 Product in the Territory, Fourteen22 shall make payments to Moksha8 on the Net Sales of the 015 Product in the Territory by Fourteen22 or its Affiliates, as follows:

[***]	Revenue Percentage
[***]	[***	]%
[***]	[***	]%

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 2.2 Revenue Payable to Moksha8 on Licensing Revenue. Subject to the terms and conditions of this Agreement, including without limitation Section 2.3, Fourteen22 shall pay to Moksha8 a percentage of Licensing Revenue received by Fourteen22 or its Affiliates from a Third Party for the applicable Product, in a particular calendar year, as follows:

(a) 013 Product. With respect to the 013 Product, [***] percent ([***]%) of Licensing Revenues for such Product until cumulative total paid to Moksha8 for such Product [***] equals $[***], and thereafter such payments shall be reduced to [***]% of Licensing Revenues from such Product [***];

(b) 014 Product. With respect to the 014 Product, [***]% of Licensing Revenues for such Product until cumulative total paid to Moksha8 for such Product [***] equals $[***], and thereafter such payments shall be reduced to [***]% of Licensing Revenues for such Product [***];

(c) 015 Product. With respect to the 015 Product, [***]% of Licensing Revenues for such Product until cumulative total paid to Moksha8 for such Product [***] equals $[***], and thereafter such payments shall be reduced to [***]% of Licensing Revenues for such Product [***].

To the extent any given agreement with a Third Party Partner involves more than one Product, amounts received thereunder that are not specifically allocated to a given Product shall be allocated [***], unless such allocation is specified in the agreement between Fourteen22 and the Third Party Partner. For example and without limitation, if an upfront payment of $5,000,000 was made under any such agreement involving a license to the 015 Product and the 013 Product without allocation between such Products, then [***], and the [***] unless otherwise agreed by the Parties hereto.

Section 2.3 Aggregation. The cumulative amounts due to Moksha8 with respect to (a) sales of Products made by Fourteen22 and its Affiliates pursuant to Section 2.1, and (b) the payment of a percentage of Licensing Revenues pursuant to Section 2.2, shall be limited as follows:

(a) 013 Product. With respect to the 013 Product, once the [***] pursuant to Section 2.1 and/or Section 2.2 equal $[***], then for the [***] the amounts due to Moksha8 with respect to such Product shall be reduced to (i) [***] percent ([***]%) of Net Sales of such Product, and (ii) [***] percent ([***]%) of Licensing Revenues received by Fourteen22 and its Affiliates for such Product.

(b) 014 Product. With respect to the 014 Product, once the [***] pursuant to Section 2.1 and/or Section 2.2 equal $[***], then for the [***] the amounts due to Moksha8 with respect to such Product shall be reduced to (i) [***] percent ([***]%) of Net Sales of such Product, and (ii) [***] percent ([***]%) of Licensing Revenues received by Fourteen22 and its Affiliates for such Product.

(c) 015 Product. With respect to the 015 Product, once the [***] pursuant to Section 2.1 and/or Section 2.2 equal $[***], then for the [***] the amounts due to Moksha8 with respect to such Product shall be reduced to (i) [***] percent ([***]%) of Net Sales of such Product, and (ii) [***] percent ([***]%) of the Licensing Revenues received by Fourteen22 and its Affiliates for such Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 2.4 Deferral. With respect to that portion of any Licensing Revenue consisting of upfront or milestone payments paid prior to the First Commercial Sale (whether by Fourteen22 or its Third Party Partner) of a particular Product that is subject to such Third Party Partner arrangement giving rise to such payments (the “Upfront and Milestone Payments”), Fourteen22 shall have the option to defer the amount owed to Moksha8 pursuant to Sections 2.2 and 2.3 above with respect to each such Upfront and Milestone Payment [***], in which event the amount then owed at the time of payment would be equal to the amount deferred and owed, [***]; provided, however, that in each such calendar quarter in which one or more such Upfront and Milestone Payments is being deferred, Fourteen22 shall [***], within [***] of Moksha8’s notice to Fourteen22 of [***].

Section 2.5 Acknowledgement. Moksha8 acknowledges and agrees that (a) the payments set forth in Section 2.1 and 2.2 are the sole financial consideration due to Moksha8 with respect to the development and/or commercialization of any Products, (b) there is no assurance that any of the Products will be developed or approved for commercial sale, or successfully commercialized if approved for commercial sale, and (c) Moksha8 shall have no recourse if it does not receive payments under Section 2.1 or 2.2 due to a decision by Fourteen22 or a Fourteen22 designee or licensee not to develop or commercialize any Product. For clarity, if Products are commercialized by Fourteen22 or an Affiliate, Moksha8 shall receive the applicable payments described in Section 2.1; if instead Fourteen22 licenses its rights to a given Product to a Third Party Partner for a particular country or territory, Moksha8 shall receive the applicable Licensing Revenue payments described in Section 2.2, as and to the extent Fourteen22 or its Affiliates receives Licensing Revenue therefore.

Section 2.6 Revenue Payment Term. Fourteen22’s payment obligations under Sections 2.1(a)-(c) will expire, on a country by country and Product by Product basis, upon the date that is the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product. Fourteen22 will notify Moksha8 promptly after the First Commercial Sale of a Licensed Product. Fourteen22’s payment obligations under Section 2.2 shall expire upon the tenth (10th) anniversary of the First Commercial Sale of such Product.

Section 2.7 Payment and Reporting. Any payments due Moksha8 under Section 2.2, to the extent not deferred pursuant to Section 2.4, shall be paid within [***] of receipt of any Licensing Revenue by Fourteen22 or its Affiliates. With respect to payments due under Section 2.1, within [***] following the end of each calendar quarter for which such payment is due, Fourteen22 shall furnish, or cause to be furnished to Moksha8, (i) payment of all revenues owed to Moksha8 during such quarter; and (ii) a detailed written report setting forth, as to each Product:

(a) the calculation of Net Sales during the most recent calendar quarter in the Territory, including the number of units of such Product sold, detail with respect to deductions taken in calculating Net Sales, and gross sales of such Product;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) the applicable exchange rate to convert from each country of sale’s currency to US dollars under Section 2.4 hereof; and

(c) the revenue payments payable in U.S. Dollars, which shall have accrued hereunder in respect to such Net Sales in the Territory.

Section 2.8 Payments.

(a) All payments to be made by Fourteen22 to Moksha8 shall be in US dollars by wire transfer in immediately available funds to an account designated by Moksha8. Fourteen22 shall keep accurate records in sufficient detail to enable revenues and other payments payable hereunder to be determined. When converting payments due under this Agreement from local currency to U.S. Dollars, the Parties shall use [***] or other source mutually agreed by the Parties) during the applicable time period. For sales of Product that occur in a currency other than US dollars, following conversion of each local currency to US dollars, the quarterly Net Sales in US dollars shall be summed, with payments calculated according to the revenue percentages applicable to such Net Sales under this Agreement.

(b) If by law, regulation or fiscal policy of a particular country in the Territory, remittance of payment in US dollars to Moksha8 is restricted or forbidden, written notice, including details of such legal restriction, will be promptly provided to Moksha8, and payment shall be made by the deposit thereof in local currency to the credit of Moksha8 in a recognized banking institution designated by Moksha8 in writing.

(c) Any payment due hereunder and not paid on or before the specified due date shall bear interest, to the extent permitted by applicable law, at a rate equal to the sum of [***] percent ([***]%) [***].

Section 2.9 Taxes. Fourteen22 shall withhold and deduct from all payments made pursuant to this Agreement any tax amounts required to be withheld and deducted from such payments under applicable law and in accordance with this Section. Any amounts so withheld and deducted shall be remitted by Fourteen22 on a timely basis to the appropriate Governmental Authority for the account of Moksha8 and Fourteen22 shall provide Moksha8 reasonable evidence of such remittance and payment on its behalf within [***] of such remittance. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Moksha8 in respect of which such deduction and withholding was made by Fourteen22. Moksha8 shall furnish to Fourteen22 such forms, certificates and documentation (including, without limitation, Internal Revenue Service Form W-9) as may be necessary or appropriate to obtain any reduction of, credit for, or exemption from any withholding and Fourteen22 shall use commercially reasonable efforts to obtain any such reduction, credit or exemption.

Section 2.10 Records; Right to Audit.

(a) Fourteen22 agrees to keep full, clear and accurate records for a period of at least [***] after any payment made or received by Moksha8 under this Agreement, or such longer period as may coincide with Fourteen22’s internal records retention policy or Applicable

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Law. Such records shall contain all information reasonably necessary for calculating any payments due from Fourteen22 under this Agreement. Fourteen22 further agrees, on [***] prior written notice from Moksha8, to permit its financial books and records to be examined by an independent accounting firm selected by Moksha8 (and reasonably acceptable to Fourteen22) from time to time (but in no event more than once per calendar year) solely to the extent reasonably necessary to verify the correctness of the calculation of the Net Sales and the revenues due Moksha8 hereunder. The accounting firm shall be provided access to such financial records at Fourteen22’s facility(ies) where such financial records are normally kept and such examination shall be conducted during Fourteen22’s normal business hours. Fourteen22 may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access at its facilities or records. Upon completion of the audit, the accounting firm shall provide both Parties a written report disclosing any discrepancies in the reports submitted by Fourteen22 or the revenues paid by it, if any, and, in each case, the specific details concerning any discrepancies.

(b) If such independent public accounting firm’s written report shows any underpayment of revenue payments due hereunder, Fourteen22 shall remit to Moksha8 within [***] after Fourteen22’s receipt of such report so concluding (or, if later, within [***] after resolution of a bona fide objection by Fourteen22 to the findings in such report), (i) the amount of such underpayment and (ii) if such underpayment exceeds [***] percent ([***]%) of the total amount owed to Moksha8 for the year(s) then being examined, the reasonable fees and expenses of such independent public accountant performing the examination, subject to reasonable substantiation thereof. If such independent public accounting firm’s written report shows any overpayment of revenue payments due hereunder, Fourteen22 shall receive a credit equal to such overpayment against the payments otherwise payable to Moksha8 under this Agreement.

(c) This Section 2.10 shall survive for a period of [***] after the termination or expiration of this Agreement.

Section 2.11 Change of Control or Assignment. For the avoidance of doubt, the revenue sharing obligation set forth in this Article 2 shall remain in effect and be binding obligations of such surviving entity or assignee, as the case may be (subject to the terms and conditions set forth in this Agreement) regardless of whether Fourteen22 undergoes a Change of Control, or assigns all its rights in and to a particular Product to a Third Party.

ARTICLE III

RIGHT OF NEGOTIATION

Section 3.1 Rights of Negotiation.

(a) On a Product-by-Product basis, subject to the limitation in Section 3.1(e), if at any time within the first five (5) years following the Effective Date (the “RON Period”), Fourteen22 desires to negotiate and enter into a Product Transaction with respect to one or more countries in the M8 Territory, then it shall provide notice thereof to Moksha8 (the “Product Transaction Notice”). Similarly, at any time during the RON Period, if Moksha8 desires to negotiate and enter into a license agreement with Fourteen22 with respect to any Product with

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

respect to one or more countries in the M8 Territory, then it may provide notice thereof to Moksha8 (“Moksha8 Notice”). For clarity, it is anticipated that Moksha8 shall provide such a Moksha8 Notice within [***] of the Effective Date.

(b) Within the [***] period following the receipt of any Product Transaction Notice, Moksha8 shall notify Fourteen22 in writing whether it desires to exercise its right of negotiation with respect to a particular Product with respect to one or more countries in the M8 Territory.

(c) If, for any Product (i) Moksha8 timely notifies Fourteen22 that it wishes to exercise its right to negotiate following any Product Transaction Notice or (ii) Moksha8 provides to Fourteen22 a Moksha8 Notice, Fourteen22 and Moksha8 shall promptly enter into good faith negotiations, for a period not to exceed [***], with respect to the terms of such a Product Transaction (the “Negotiation Period”), which period may be extended by mutual written consent of the Parties. It is understood and agreed that Moksha8’s right of negotiation provided in this Section 3.1 is non-exclusive, and at all times, Fourteen22 shall be free, without restriction, to negotiate and enter into agreements with Third Parties for any Product(s) for any countries.

(d) At any time during the term of this Agreement, Moksha8 may propose to Fourteen22 that [***] and in such event the Parties [***]. If the Parties agree to [***], such agreement shall be reflected in writing.

(e) The rights granted to Moksha8 in this Section 3.2 shall terminate upon any Change of Control of Fourteen22.

ARTICLE IV

CONSIDERATION

Section 4.1 Extinguishment of Debt; Termination of Previous Agreements.

In consideration for the payments, rights and obligations as set forth in Article II and Article III hereof, the Parties and their Affiliates agree to, and hereby do terminate, cancel and extinguish the Note. The Parties agree to cooperate to perfect such termination, cancellation and extinguishment by separate instrument as reasonably requested.

Section 4.2 Sufficiency of Consideration.

Each Party agrees that the consideration provided to Fourteen22 by Moksha8 pursuant to Section 4.1, and the payments that may be made to Moksha8 by Fourteen22 pursuant to Section 2.1, are full and sufficient consideration for the benefits that the respective Parties will or may receive under this Agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1 Mutual Representations and Warranties.

Each Party hereby represents and warrants to the other Party as follows as of the Effective Date:

(a) Such Party is duly formed and in good standing under the laws of the jurisdiction of its formation;

(b) Such Party has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder;

(c) Such Party has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(d) This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms; and

(e) The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of any Applicable Laws or any provision of the charter documents of such Party and (ii) do not conflict with, violate, or breach, or constitute a default or require any consent under, any material contractual obligation or court or administrative order by which such Party is bound.

Section 5.2 Moksha8. As of the Effective Date, Moksha8 represents and warrants that no payments shall be due from or payable by Fourteen22 to Moksha8 or any of its Affiliates with respect to the Note and that on or before the execution of the Financing Documents no other payments shall be due from or payable by Fourteen22 or any of its Affiliates to Moksha8 or any of its Affiliates, except as otherwise expressly agreed in writing by the Parties after the Effective Date of this Agreement.

Section 5.3 No Implication. Except as expressly stated herein, nothing in the Agreement shall be construed as:

(a) A warranty or representation by [***] of any of the [***] to Fourteen22 with respect to [***]; or

(b) A warranty or representation by [***] is or shall be [***].

Section 5.4 Disclaimer.

EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

Section 5.5 Limitation of Liability.

NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY LOST PROFITS OR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT [***].

ARTICLE VI

INDEMNIFICATION

Section 6.1 Moksha8 Indemnification.

Moksha8 shall indemnify Fourteen22, its Affiliates and its and their respective directors, officers, employees and agents (the “Fourteen22 Indemnified Parties”), and defend and hold each of them harmless, from and against any and all losses, damages, judgments, liabilities, penalties, costs and expenses (including reasonable attorneys’ fees and disbursements) (collectively, “Losses”) resulting from any Third Party claims, allegations, actions, lawsuits, or proceedings (collectively, “Third Party Claims”) against any of them arising from or occurring as a result of: (a) the breach by Moksha8 of this Agreement, including without limitation any representation or warranty in Article 5; (b) the [***] intentional misconduct of Moksha8, its Affiliates and its and their employees and agents [***]; or (c) the exploitation by Moksha8 and/or Fourteen22 and/or their respective Affiliates [***] of any intellectual property assigned to Fourteen22 by Moksha8 or its Affiliates, or otherwise arising out of the development and commercialization of any Biosimilar or other product [***], including claims for personal injury, property damage, and infringement of intellectual property rights; and except, in each case, to the extent that Fourteen22 has an obligation to indemnify the Moksha8 Indemnified Parties pursuant to Section 6.2.

Section 6.2 Fourteen22 Indemnification.

Fourteen22 shall indemnify Moksha8, its Affiliates and its and their respective directors, officers, employees and agents (the “Moksha8 Indemnified Parties”), and defend and hold each of them harmless, from and against any and all Losses resulting from any Third Party Claims against any of them arising from or occurring as a result of (a) the breach by Fourteen22 of this Agreement, including without limitation any representation or warranty in Article 5; (b) the [***] intentional misconduct of Fourteen22, its Affiliates and its and their employees and agents after the Effective Date; (c) the exploitation or other use by Fourteen22 or its Affiliates or designees or licensees after the Effective Date of any intellectual property assigned to it by Moksha8 or its Affiliates, or otherwise arising out of the development and commercialization of any Biosimilar or other product after the Effective Date, including claims for personal injury, property damage, and infringement of intellectual property rights, such Losses except, to the extent that (x) Moksha8 has an obligation to indemnify the Fourteen22 Indemnified Parties pursuant to Section 6.1, or (y) such Losses that arise from or are subject to a license or other agreement, if any, entered into by Fourteen22 and Moksha8 pursuant to Section 3.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 6.3 Indemnification Procedure.

(a) Notice of Claim. The indemnified party (the “Indemnified Party”) shall give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of facts upon which such Indemnified Party intends to base a request for indemnification under Section 6.1 or 6.2 but [***]. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Losses (to the extent that the nature and amount of such Losses are known at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses.

(b) Third Party Claims. The obligations of an Indemnifying Party under this Article VI with respect to Losses arising from any Third Party Claims that are subject to indemnification as provided for in Section 6.1 or 6.2 shall be governed by and be contingent upon the following additional terms and conditions:

(i) Control of Defense. At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the Indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party, which shall be reasonably acceptable to the Indemnified Party (the Indemnified Party’s consent to such legal counsel not to be unreasonably withheld, conditioned or delayed). In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnified Party in connection with the Third Party Claim. Subject to clause (ii) below, if the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim. To the extent that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnified Party from and against the Third Party Claim, the Indemnified Party shall, within [***] following such ultimate determination, reimburse the Indemnifying Party in full for any and all costs and expenses (including reasonable attorneys’ fees and costs of suit) incurred by the Indemnifying Party in its defense of the Third Party Claim with respect to such Indemnified Party.

(ii) Right to Participate in Defense. Without limiting Section 6.3(b)(i), any Indemnified Party shall be entitled to participate in, but not control, the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s own expense unless (A) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (B) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 6.3(b)(i) (in which case the Indemnified Party shall control the defense), or (C) the interests of the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable law or ethical rules governing legal representation in the jurisdiction at issue.

(iii) Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 6.3(b)(i), the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned). The Indemnifying Party shall not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or dispose of, any Third Party Claim without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

(iv) Cooperation. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

(v) Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim shall be reimbursed on a calendar quarter basis in arrears by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(vi) Insurance. Fourteen22 and Moksha8 shall obtain and maintain, during the term of this Agreement, at its own cost and expense, with reputable and financially sound insurance carriers, comprehensive commercial general liability insurance, including product liability insurance, excess liability insurance, to cover Fourteen22’s and Moksha8’s indemnification obligations hereunder, respectively, or self-insurance, in amounts consistent with its normal business practices and the activities contemplated hereunder. Each such policy or self-insurance shall be in types and amount that are reasonable and customary in the pharmaceutical industry for companies engaged in similar business and operations and amounts that meet all contractual requirements of Fourteen22’s and Moksha8’s, as applicable, vendors, distributors or other contractors. Maintenance of such insurance coverage will not relieve a Party of any responsibility under this Agreement for Losses in excess of such insurance limits or otherwise. For product liability/completed operations, such insurance coverage will remain in effect for at least [***] after the termination or expiration of this Agreement.

ARTICLE VII

CONFIDENTIALITY

Section 7.1 Secrecy Obligations; Definition.

Each Party agrees to keep the other Party’s confidential information secret and confidential. “Confidential Information” shall mean all oral and/or written information disclosed during negotiation and/or performance of this present Agreement. Confidential Information shall include, for example, information relating to the Products (which shall be deemed Confidential Information solely of Fourteen22), market data, clients’ information, norms and procedures. The receiving party shall not disclose the other party’s Confidential Information, or use such Confidential Information for any purpose other than those contemplated hereunder, without the prior written consent of the other Party, and the receiving Party shall be responsible for indemnification of the disclosing Party for any damage resulting from its breach of the confidentiality obligation herein undertaken. The Parties shall ensure that their employees and agents respect the confidentiality duty herein agreed, and shall be responsible for any breach of such confidentiality obligations by those individuals. The obligations of confidentiality and non-use contained herein shall not apply to any information that:

(a) is in the public domain at the time of the disclosure or enters the public domain after disclosure, except if this occurs due to an act or omission of the receiving Party or its Affiliate;

(b) is already known by the receiving Party or its Affiliate, as established by the contemporaneous written records of the receiving Party or its Affiliate;

(c) is developed independently by the receiving Party or its Affiliate without reference to the Confidential Information, as established by the contemporaneous written records of the receiving Party or its Affiliate; or

(d) is legitimately received from a Third Party not in breach of any obligation of confidentiality.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 7.2 Exceptions to Non-Disclosure.

Notwithstanding the above, the receiving Party may disclose Confidential Information pursuant to applicable law or a valid governmental order or judicial order, but only to the extent actually required by said orders, provided that the receiving Party has (to the extent permitted by law) previously notified the disclosing Party in writing about the existence of said order, and has, used reasonable efforts to the extent practicable to give the disclosing Party due time to seek a protective order or other measure for limiting or preventing disclosure, to the extent available to the disclosing party. The receiving Party may also disclose Confidential Information without authorization of the Disclosing Party to its Affiliates or agents on a need-to-know basis for purposes of carrying out its and their respective obligations hereunder (subject to any such Affiliate or Agent being subject to confidentiality and non-use obligations at least as restrictive as those contained herein); or as and to the extent required by any national securities exchange on which it is listed; or to comply with the requirements of the United States Securities and Exchange Commission and any similar organization of any other country in connection with regulatory submissions to any such agency and/or any government tax authority. In addition, the receiving Party may disclose Confidential Information (i) to investors and potential investors and/or underwriters (and their respective attorneys and advisors) in connection with a financing transaction and/or potential and actual licensees or acquirers of assets relating to this Agreement and/or (ii) to its legal, tax and financial advisors, provided that in each of the foregoing cases (i) and (ii) such Third Parties are bound by confidentiality and non-use obligations at least as restrictive as those contained herein.

Section 7.3 Confidential Information

This Agreement and the terms hereof shall be deemed to be Confidential Information of each of Fourteen22 and Moksha8; provided, however that the Parties may disclose without limitation the tax treatment, tax structure and any tax advice received by such Party (and any related facts and materials) to any person.

Section 7.4 Return of Materials.

The Parties commit to promptly return or destroy, after the termination of this Agreement, all documents received from the other Party, which may contain Confidential Information, as well as any copies of such documents, if any. Notwithstanding the foregoing, a receiving Party shall not be bound to effect such return, destruction or erasure, to the extent it is obliged to keep the Confidential Information as a matter of mandatory law or pursuant to its regular data archiving and record retention policies and practices in effect as of the date hereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE VIII

TERM AND TERMINATION

Section 8.1 Term.

The term of the Agreement shall commence on the Effective Date and extend until the expiration and satisfaction of all payment obligations hereunder, unless this Agreement is terminated earlier in accordance with this Article VIII (the “Term”).

Section 8.2 Termination for Breach.

The non-breaching Party may terminate this Agreement in its entirety in case of material breach of any material provision of the present Agreement by providing written notice of said breach. If the breaching party does not cure such breach within sixty (60) calendar days after receipt of such notice (the “Cure Period”), then the non-breaching party may terminate the Agreement in its entirety without further notice. The Cure Period shall be tolled during such time period that the Parties dispute whether there is a breach of the Agreement and the dispute has not been finally resolved pursuant to Section 9.11.

Section 8.3 Consequences of Termination, Expiration

(a) Termination by Fourteen22; Expiration. If Fourteen22 terminates the Agreement because of Moksha8’s breach, or this Agreement expires in accordance with its terms, Fourteen22’s obligation to pay all revenue payments set forth in Section 2.1, 2.2 and 2.4 shall [***].

(b) Termination by Moksha8. If Moksha8 terminates the Agreement under Section 8.2 because of Fourteen22’s breach, Moksha8’s rights of negotiation under Article III, and Fourteen22’s obligations to pay all amounts under Sections 2.1 and 2.2 shall terminate concurrently.

Section 8.4 Survival.

Notwithstanding Section 8.3, the following provisions shall survive expiration or early termination of this Agreement: Article VI, Article VII, Sections 2.8 and 2.9, and Article IX.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Amendment or Waiver.

Except as expressly stated herein, neither this Agreement nor any terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by all of the Parties or, in the case of a waiver, by the Party waiving compliance.

Section 9.2 Severability.

If any one or more of the provisions contained in this Agreement shall be deemed invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or impaired. In the case of any such invalidity, illegality or unenforceability, the Parties agree to use Commercially Reasonable Efforts to achieve the purpose of such provision by a new legally valid and enforceable stipulation.

Section 9.3 No Strict Construction.

This Agreement shall be deemed prepared jointly by the Parties and shall not be construed against either Party.

Section 9.4 Agency.

Neither Party will be deemed to be, an employee, partner, agent or representative of the other Party for any purpose. Each Party is an independent contractor. Neither Party shall have the authority to speak for, represent or obligate the other Party in any way without prior written consent from the other Party.

Section 9.5 Third Party Rights.

Nothing contained herein, express or implied, is intended or shall be construed to confer upon or give any Person, other than the Parties, any rights or remedies under or by reason of this Agreement.

Section 9.6 Entire Agreement.

This Agreement sets forth the entire understanding of the Parties relating to the subject matter thereof and supersedes all prior agreements and understandings among or between any of the Parties relating to the subject matter thereof; provided, however, the terms of that certain Asset Transfer Agreement entered by Moksha8 and Fourteen22 effective May 14, 2009, and that certain Assignment and Assumption Agreement entered by Moksha8, Fourteen22 and Reliance Biopharmaceuticals Private effective March 23, 2009, shall remain in effect and shall not be amended, modified or superseded by this Agreement. No license or other rights are or shall be created or granted hereunder by implication, estoppel or otherwise. All licenses and rights are or shall be granted only as expressly provided in this Agreement.

Section 9.7 Non-Waiver; Other Remedies.

No failure or delay on the part of any Party in exercising any right, power or privilege hereunder and no course of dealing among the Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Parties may otherwise have at law or in equity. No notice to or demand on a Party in any case shall entitle such Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other Party to any other or further action in any circumstances without notice or demand.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 9.8 Assignability.

This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any Party without the prior written consent of the other Party, provided that either Party may assign its rights and obligations under this Agreement without the prior written consent of the other (a) to an Affiliate, or (b) in connection with any Change in Control transfer, sale or other disposition of all or substantially all of its assets to which this Agreement pertains whether by operation of law, connection with a merger or sale or otherwise. If Fourteen22 assigns its ownership of any Product to a Third Party, whether in connection with a Change of Control or otherwise, the payment obligations set forth in Sections 2.1, 2.2 and 2.3 shall remain in effect with respect to the particular Product and the assignee shall thereafter be solely responsible therefore. Any instrument purporting to make an assignment in violation of this Section 9.8 shall be void. All covenants, agreements, representations, warranties and undertakings in this Agreement made by and on behalf of any Party shall bind and inure to the benefit of the successors and permitted assigns of such Party.

Section 9.9 Costs and Expenses of the Parties.

Each Party to this Agreement will bear its respective costs and expenses incurred in connection with the negotiation and consummation of this Agreement and the transactions contemplated hereby (including, the fees, expenses and disbursements of its counsel).

Section 9.10 Governing Law.

This Agreement shall be construed in accordance with and be governed by the laws of the State of New York without regard to any conflict of laws principles. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

Section 9.11 Dispute Resolution.

Any controversy or claim arising out of or relating to the present Agreement shall be finally settled by arbitration in accordance with the American Arbitration Association (“AAA”) International Arbitration Rules in effect on the date of the commencement of the arbitral proceeding (the “Rules”) by a single arbitrator appointed in accordance with said Rules which arbitrator shall be a former judge of a court of general jurisdiction. The arbitration shall be conducted in English and shall take place in New York, New York. The arbitration award shall be binding on the Parties hereto and shall be enforced in any court of competent jurisdiction. Without prejudice to the validity of this arbitration clause, the Parties hereby acknowledge and agree that they may have recourse to any court of competent jurisdiction with the sole objective and for the sole purpose of, if and when necessary, requesting measures of a provisional, precautionary or conservatory nature in aid of the arbitration either to be initiated or already in process between the Parties and/or guarantee the existence and enforceability of the relevant arbitration proceeding, provided that once such measures are granted, the jurisdiction for any decision on the merits or of a procedural nature, which have given rise to such measure, shall revert to the arbitrator. Each Party shall bear its own costs and expenses and an equal share of the arbitrators’ and administrative fees of arbitration. Except as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 9.12 Notices.

Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (a) when delivered by hand; (b) on the day sent by facsimile provided the sender has received confirmation of successful transmission as of or prior to 5:00 pm local time on a business day at the intended recipient’s location; (c) the first business day after sent by facsimile (to the extent the sender received confirmation of successful transmission after 5:00 pm local time or on a day that is not a business day at the intended recipient’s location); or (d) the second business day after sent by international courier service, and any notice under “(a)” through “(d)” above shall be sent to the address or facsimile number set forth beneath the name of such party below (or to such other address or facsimile number as such Party shall have specified in a written notice given to the other Party hereto):

If to Moksha8:

Moksha8 Pharmaceuticals, Inc.

1550 Liberty Ridge Drive, Suite 300

Wayne, PA 19087

USA

ATTN: Chief Business Officer

With a copy to:

Moksha8 Pharmaceuticals, Inc.

1550 Liberty Ridge Drive, Suite 300

Wayne, PA 19087

USA

ATTN: Vice President, Legal

If to Fourteen22:

Fourteen22, Inc.

836 Alvarado Street

San Francisco, CA 94114

Section 9.13 Headings Descriptive.

The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 9.14 Counterparts.

This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 9.15 Force Majeure.

Neither Party shall be liable for delay in delivery or nonperformance in whole or in part (other than a failure to pay any amount due hereunder), nor shall the other Party have the right to terminate this Agreement except as otherwise specifically provided in this Section 9.15, where delivery or performance has been affected by a condition beyond such Party’s reasonable control (“Force Majeure”), including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, or omissions or delays in acting by any governmental authority; provided that the Party affected by such a condition shall, within [***] of its occurrence, give notice to the other Party stating the nature of the condition, its anticipated duration and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is reasonably required and the nonperforming Party shall use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] after the date of the occurrence, and such failure to perform would constitute a material breach of this Agreement in the absence of such Force Majeure event, the non-affected Party may terminate this Agreement immediately by written notice to the affected Party.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Revenue and Negotiation Rights Agreement to be executed as of the Effective Date.

Fourteen22, Inc.		Moksha8 Pharmaceuticals, Inc.

By:	/s/ Balkrishan “Simba” Gill	By:	/s/ Balkrishan “Simba” Gill

Name:	BALKRISHAN “SIMBA” GILL	Name:	BALKRISHAN “SIMBA” GILL

Title:	DIRECTOR	Title:	CEO

Date:	12/31/2010	Date:	12/31/2010

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A

Countries in the M8 Territory

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.